UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2019

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On September 25, 2019, Stephen K. Doberstein, Ph.D., Senior Vice President, Research & Development and Chief Research & Development Officer of Nektar Therapeutics, a Delaware corporation (the “Company”), decided to step down from his current position effective October 1, 2019, and take on the role of Chief Scientific Fellow and serve as the lead scientific advisor to the Company.

John Nicholson, Senior Vice President and Chief Operating Officer of the Company, provided notice that he would step down from his current position effective October 1, 2019, and will remain an employee of the Company until his retirement effective October 15, 2019.

(c) On September 25, 2019, the Company promoted effective October 1, 2019, Jonathan Zalevsky, Ph.D., who previously served as Senior Vice President and Chief Scientific Officer, to the position of Chief Research & Development Officer.

Dr. Zalevsky joined the Company in July 2015 and was previously appointed as the Company’s Chief Scientific Officer in December 2017. Prior to joining the Company, Dr. Zalevsky was Global Vice President and Head of the Inflammation Drug Discovery Unit at Takeda Pharmaceutical Company Ltd. Prior to working at Takeda, Dr. Zalevsky held a number of research and development positions at Xencor, Inc. Dr. Zalevsky received his Ph.D. in Biochemistry from the Tetrad Program at the University of California at San Francisco (UCSF). He received dual bachelor degrees in Biochemistry and Molecular, Cellular and Developmental Biology from the University of Colorado at Boulder.

In connection with the promotion, the compensation committee of the board of directors of the Company (the “Compensation Committee”) approved, effective as of October 1, 2019, an increase of Dr. Zalevsky’s 2019 annual base salary from $559,333 to $650,000 with an annual performance bonus target of at least 60% of his annual base salary. The actual amount of such performance bonus will range from 0% to 200% based on the Compensation Committee’s assessment of a combination of corporate and personal objectives.

The Compensation Committee also approved granting Dr. Zalevsky on October 1, 2019, an incentive stock option to purchase 150,000 shares of the Company’s common stock (the “Zalevsky Stock Option”). The Zalevsky Stock Option is subject to vesting over four years in 48 equal monthly installments, with the option becoming fully vested on the fourth anniversary of Dr. Zalevsky’s promotion date. The Committee also approved granting Dr. Zalevsky on October 1, 2019, 75,000 restricted stock units, which are subject to vesting over three years in equal quarterly installments (collectively, the restricted stock units and the Zalevsky Stock Option, the “Zalevsky Equity Awards”). The Zalevsky Equity Awards are subject to Dr. Zalevsky’s continued service with the Company through the applicable vesting dates and to acceleration upon the occurrence of certain events as set forth in the equity award agreements and the Company’s Change of Control Severance Benefit Plan.

There are no arrangements or understandings between Dr. Zalevsky and any other persons pursuant to which Dr. Zalevsky was appointed as the Chief Research & Development Officer of the Company. There are also no family relationships between Dr. Zalevsky and any director or executive officer of the Company and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On September 25, 2019, the Company also promoted Gil M. Labrucherie to the position of Chief Operating Officer effective October 1, 2019. Mr. Labrucherie will continue to serve as Senior Vice President and the Company’s Chief Financial Officer. The full biography and other information for Mr. Labrucherie required by Item 5.02(c) of Form 8-K are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2019, and such biography and information are incorporated by reference into this Item 5.02.

In connection with the promotion, the Compensation Committee approved, effective as of October 1, 2019, an increase of Mr. Labrucherie’s annual base salary from $661,100 to $750,000 with an annual performance bonus target of at least 75% of his annual base salary. The actual amount of such performance bonus will range from 0% to 200% based on the Compensation Committee’s assessment of a combination of corporate and personal objectives.

The Compensation Committee also approved granting Mr. Labrucherie on October 1, 2019, an incentive stock option to purchase 150,000 shares of the Company’s common stock (the “Labrucherie Stock Option”). The Labrucherie Stock Option is subject to vesting over four years in 48 equal monthly installments, with the option becoming fully vested on the fourth anniversary of Mr. Labrucherie’s promotion date. The Compensation Committee also approved granting Mr. Labrucherie on October 1, 2019, 75,000 restricted stock units, subject to vesting over three years in equal quarterly installments (collectively, the restricted stock units and the Labrucherie Stock Option, the “Labrucherie Equity Awards”). The Labrucherie Equity Awards are subject to Mr. Labrucherie’s continued service with the Company through the applicable vesting dates and to acceleration upon the occurrence of certain events as set forth in the equity award agreements and the Company’s Change of Control Severance Benefit Plan.

There are no arrangements or understandings between Mr. Labrucherie and any other persons pursuant to which Mr. Labrucherie was appointed as Chief Operating Officer of the Company. There are also no family relationships between Mr. Labrucherie and any director or executive officer of the Company and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

Date:	October 1, 2019

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